UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 22, 2006

First M & F Corporation

(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

134 West Washington Street, Kosciusko, MS		39090

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (662) 289-5121

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

          On February 22, 2006, First M & F Corporation issued a press release announcing the completion of its acquisition of Columbiana Bancshares, Inc. A copy of the press release is attached hereto as Exhibit 99.1. The merger agreement was previously reported by press release and on Form 8-K filed October 13, 2005.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated February 22, 2006 announcing completion of merger

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION

Date: February 22, 2006
/s/ John G. Copeland

	Name:	John G. Copeland
	Title:	EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated February 22, 2006